UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 23, 2010 (March 18, 2010)

IDLE MEDIA, INC.
formerly, NATIONAL GOLF EMPORIUM INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-156069
(State or other jurisdiction of incorporation)	(Commission File No.)

2669 South Xanadu Way, #C
Aurora, Colorado 80014
(Address of principal executive offices and Zip Code)

720-535-4840
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINTIVE AGREEMENT

      On March 18, 2010, we entered into a Stock Exchange Agreement and Plan of Reorganization with Idle Media LLC (IM), a Pennsylvania Limited Liability Corporation to acquire all of the issued and outstanding membership units of Datpiff, LLC, a Pennsylvania Limited Liability Corporation in exchange for 40,000,000 restricted shares of our common stock.   Closing will take place upon Idle Media LLC (IM) supplying the audited financial statements of Datpiff, LLC as required by Regulation S-X of the Securities Exchange Act of 1934.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
Exhibit	Document Description

10.1	Stock Exchange Agreement and Plan of Reorganization

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of March, 2010.

IDLE MEDIA, INC.

BY:	BRYAN SAWARYNSKI
Bryan Sawarynski, President

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